EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jianguo Xu, the President and Chief Executive Officer of Apollo Acquisition Corporation, hereby certify, that, to my knowledge:

1.	Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Apollo Acquisition Corporation.

Date: May 31, 2013

By: /s/ Jianguo Xu
Jianguo Xu President and Chief Executive Officer (Principal Executive Officer)